Putnam
Municipal
Opportunities
Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4/30/99


[LOGO: BOSTON * LONDON * TOKYO]



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

For income-oriented investors, including investors in tax-free municipal bonds, low interest rates pose a dilemma. While low rates generally reflect a low-inflation environment, they also present a challenge in terms of generating current income.

In such an environment, which characterized Putnam Municipal Opportunities Trust's fiscal year, manager Blake E. Anderson addressed the challenge of generating maximum current income consistent with preservation of capital. The fund pursues this strategy primarily through careful selection of portfolio holdings in sectors such as transportation and utilities, current choices, where favorable developments frequently create attractive investment opportunities.

Putnam's edge in this regard is its extensive credit research capability, which allows Blake to choose securities with a high degree of confidence in the safety of his selections. There can never be ironclad guarantees against bond defaults, of course, but diligent, in-depth research has proven to be an effective tool for minimizing such unpleasant situations.

In the following report, Blake reviews your fund's performance during the fiscal year that ended on April 30, 1999, and discusses his current thinking about prospects for the fiscal year that has just begun.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 16, 1999



Report from the Fund Manager

Blake E. Anderson

The 12 months ended April 30, 1999, was a comparatively less volatile time for tax-free bonds than for taxable bonds. However, it was punctuated by two periods of dramatic price swings, in which credit spreads between higher-rated and lower-rated bonds widened. For the trained eye, these market gyrations provided a valuable opportunity for your management team to purchase attractively priced, higher-yielding bonds.

Despite the bond market's challenges, Putnam Municipal Opportunities Trust delivered strong performance. The fund's returns for fiscal 1999 exceeded the 6.95% return for Lehman Brothers Municipal Bond Index. Complete performance information begins on page 6.

Total return for 12 months ended 4/30/99

     Net asset value     Market price
----------------------------------------------------
          7.02%             13.57%
----------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods begins on page 6.

* LESS VOLATILITY IN MUNICIPAL MARKET

In a financial world where new highs and lows are making the headlines every day, the municipal market has unquestionably been one of the calmest. A case in point: Municipal bond yields -- which rise as bond prices fall -- have moved up slightly since the beginning of the year, while Treasury yields rose more in February than in any other single month in 10 years. While this means that municipal yields have returned to more traditional ratios compared to Treasuries, they still offer unusually attractive income to many tax-conscious investors.

As expected, with the slight rise in yields, the new supply of municipal bonds has tapered off. The calendar of new issues shows about 20% to 30% fewer bonds coming to market in comparison to levels at this time last year. On the demand side, cash flow into municipal bonds has increased, a by-product of a volatile stock market and investors' need to rebalance their portfolios. The resulting supply/demand relationship is positive for municipal bonds.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care        21.1%

Transportation     20.7%

Utilities          19.9%

Housing            11.7%

Water and
sewer               5.7%

Footnote reads:
*Based on net assets as of 4/30/99. Holdings will vary over time.


* PURSUIT OF INCOME IS DELICATE BALANCING ACT

Your fund is designed to generate high current income and consistent total return with below-market risk. In addition to the obvious benefit of tax-free income for shareholders, the fund's net investment income functions as a shock absorber. In declining markets, when yields are rising and bond prices are declining, the income helps cushion the fund's share price. In rising markets, when yields are falling and bond prices are rising, demand increases for the higher-coupon bonds your fund holds, and their prices rise accordingly.

This is not to say that we purchase bonds on the merits of income alone. Many hours of research are required as we scour the municipal bond market for undervalued bonds with hidden credit potential. In essence, we spread the credit risk of each security across a portfolio of bonds. Our selection process weighs factors such as price, call date, and the yield spread between long- and short-term municipal securities as well as between higher- and lower-quality bonds. It is a delicate balancing act.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

A -- 9.6%

BBB/Baa -- 23.3%

BB/Ba -- 12.9%

B -- 2.4%

AAA/Aaa -- 44.9%

AA/Aa -- 6.9%

Footnote reads:
*As a percentage of market value as of 4/30/99. A bond rated Baa or higher is considered investment grade. All ratings reflect Standard & Poor's and Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Lipper, Inc., ranked the fund 3 out of 46 leveraged general municipal debt closed-end funds tracked for the year-to-date performance as of April 30, 1999, placing it in the top 7% of the funds rated.*

*Lipper is an industry research firm whose rankings are based on total return performance, vary over time, and do not reflect the effects of sales charges. The fund ranked 21 out of 46 (top 45%), 22 out of 44 (top 49%), and 21 out of 43 (top 48%) for 1-, 3-, and 5-year performance, respectively, as of 4/30/99. Past performance is not indicative of future results.


* PORTFOLIO EMPHASIZES TRANSPORTATION

From time to time, when our convictions run deep about prospects in a certain sector that is benefiting from favorable long-term trends, the fund will invest heavily in that sector. The fund's sizable weighting in transportation bonds represents such strength of conviction and continues to pay off handsomely. The healthy economy, high passenger demand, and relatively low petroleum prices continue to support the airline industry's high performance. Having priced themselves effectively in their respective hub markets, airline-backed industrial revenue bonds represent some of the most rewarding opportunities in the sector. Airlines are posting record profits and are in the best fiscal shape of the decade. Furthermore, increased fees and cash flow from airport operations and associated facilities such as restaurants, parking, hotels, and retail outlets are also boosting profits. Current holdings include bonds backed by American Airlines and Delta Airlines.

Utilities have been another area of emphasis. During the past few years, deregulation and the ensuing restructuring of the utility sector have created some dynamic investment opportunities. Since the implementation of deregulation varies across the nation, we must thoroughly investigate each state's regulatory structure to discern how favorable the environment is. In an unfriendly climate, the state may not be taking steps to protect the older utilities and, in fact, may favor the newer, low-cost start-ups. A utility-friendly state takes a more evolutionary approach. Typically, this is where the better credit risks lie.

We also analyze the cost of a utility company's generation process relative to its competitors. An expensive nuclear plant would be less attractive, since lower-cost providers have greater pricing flexibility to maintain market dominance. In addition, while the fund invests in both investor-owned and municipal utilities, we are particularly attracted to investor-owned companies, which are for-profit entities and thus better equipped to compete in a market-driven environment. Bonds issued by Clairborne County in Mississippi for Middle South Energy and Clark County in Nevada, which carry coupons of 8.25% and 6.50%, respectively, exemplify the kind of companies we believe will be strong survivors in a more competitive environment.


"The credit quality of municipal bond issuers is the highest it's been in a decade."

-- Tax Angles, April 1999


With regard to credit quality, the fund's AA/Aa average quality rating is a function of its barbell structure. This strategy currently concentrates holdings at both ends of the investment-grade spectrum. Nearly 45% of portfolio holdings are securities of the highest credit quality (AAA/Aaa), while 23.3% of the holdings are invested in BBB/Baa-rated bonds. This profile is chiefly a function of the fund's leveraging strategy, in which the fund invests in long-term bonds, pays dividends at short-term rates to preferred shareholders, and uses the difference to enhance dividends for the common shareholders.

* LOWER INFLATION MEANS HIGHER REAL RATES OF RETURN

With core inflation in the United States remaining historically low despite strong economic growth and low unemployment, a new awareness is emerging that strong growth does not necessarily translate into higher prices or runaway inflation.

With inflation ranging from 0% to 2% over the past 12 months, depending on the measure used, investors should realize that recent real rates of return have actually been unusually high. Simply put, a tax-free yield of 5% with 1% inflation is better than a 6% return with 3% inflation. It is always important to factor in the effects of inflation -- positive effects, in this case -- as you evaluate your fund's performance.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/99, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 4/30/99

                                              Lehman Bros.
                                    Market     Municipal     Consumer
(common shares)               NAV    price    Bond Index    price index
----------------------------------------------------------------------------
1 year                       7.02%   13.57%       6.95%        2.28%
----------------------------------------------------------------------------
5 years                     48.65    66.70       43.57        12.75
Annual average               8.25    10.76        7.50         2.43
----------------------------------------------------------------------------
Life of fund                51.22    47.99       45.85        15.26
(since 5/28/93)
Annual average               7.24     6.85        6.59         2.43
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 4/30/99

-----------------------------------------------------------------------------
Distributions (common shares)
-----------------------------------------------------------------------------
Number                                         12
-----------------------------------------------------------------------------
Income                                       $0.909
-----------------------------------------------------------------------------
  Total                                      $0.909
-----------------------------------------------------------------------------
Preferred shares           Series A          Series B           Series C
                         (800 shares)     (1,620 shares)     (1,620 shares)
-----------------------------------------------------------------------------
Income                     $1,709.67         $860.14           $831.90
-----------------------------------------------------------------------------
  Total                    $1,709.67         $860.14           $831.90
-----------------------------------------------------------------------------
Share value (common shares)                    NAV           Market price
-----------------------------------------------------------------------------
4/30/98                                      $14.05            $13.812
-----------------------------------------------------------------------------
4/30/99                                       14.11             14.750
-----------------------------------------------------------------------------
Current return (common shares)
-----------------------------------------------------------------------------
Current dividend rate1                         6.42%             6.14%
-----------------------------------------------------------------------------
Taxable equivalent2                           10.63             10.17
-----------------------------------------------------------------------------

1 Income portion of most recent distribution, annualized and divided by NAV or Market price at end of period.

2 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 3/31/99 (most recent calendar quarter)

                                                               Market
(common shares)                                 NAV            price
----------------------------------------------------------------------------
1 year                                         6.49%           12.01%
----------------------------------------------------------------------------
5 years                                       48.62            67.30
Annual average                                 8.25            10.84
----------------------------------------------------------------------------
Life of fund (since 5/28/93)                  50.84            49.11
Annual average                                 7.29             7.08
----------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the face amount of remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A guide to the financial statements

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price is determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the amounts listed in the Statement of Operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-ended funds, a separate table is provided for each share class.



Report of independent accountants
For the fiscal year ended April 30, 1999

To the Trustees and Shareholders of
Putnam Municipal Opportunities Trust

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, except for bond ratings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Municipal Opportunities Trust (the "fund") at April 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Boston, Massachusetts
June 11, 1999




The fund's portfolio
April 30, 1999


KEY TO ABBREVIATIONS
AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FHA Insd.       -- Federal Housing Administration Insured
FNMA Coll.      -- Federal National Mortgage Association Collateralized
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
MBIA            -- Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES (98.3%) (a)
PRINCIPAL AMOUNT                                                                                RATING(RAT)          VALUE
Alabama (3.8%)
--------------------------------------------------------------------------------------------------------------------------
     $    5,000,000  Butler, Indl. Dev. Board Rev. Bonds
                       (Solid Waste Disp. James River Corp.),
                       8s, 9/1/28                                                               BBB-        $    5,693,750
          7,000,000  Jefferson Cnty., Swr. Rev. Bonds, Ser. D, FGIC,
                       5 3/4s, 2/1/27                                                           Aaa              7,516,250
                                                                                                            --------------
                                                                                                                13,210,000

Alaska (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Valdez Marine Term. Rev. Bonds
                       (BP Pipeline, Inc.), Ser. B, 5 1/2s, 10/1/28                             Aa1              5,106,250

Arizona (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,860,000  Scottsdale, Indl. Dev. Auth. Rev. Bonds
                       (Westminster Village), 7 7/8s, 6/1/09                                    BB-/P            3,174,600

California (9.0%)
--------------------------------------------------------------------------------------------------------------------------
          2,250,000  CA Statewide Cmnty. Dev. Auth. COP
                       (The Internext Group), 5 3/8s, 4/1/30                                    BBB              2,207,813
          3,000,000  Metropolitan Wtr. Dist. IFB
                       (Southern CA Waterwks.), 7.961s, 8/10/18                                 Aa2              3,667,500
          5,000,000  Sacramento, Muni. Util. Dist. Elec. IFB,
                       FGIC, 9.477s, 8/15/18                                                    Aaa              5,887,500
          5,000,000  San Bernardino Cnty., COP (Med. Ctr. Fin.),
                       Ser. A, MBIA, 6 1/2s, 8/1/17 (SEG)                                       Aaa              5,981,250
          6,000,000  San Diego Cnty., COP, AMBAC, 5 5/8s, 9/1/12                                Aaa              6,660,000
          3,000,000  San Diego Cnty., COP, IFB, AMBAC, 7.47s, 9/1/07                            Aaa              3,592,500
          3,000,000  Southern CA, Pub. Pwr. Auth. Rev. Bonds IFB,
                       FGIC, 6.92s, 7/1/17                                                      Aaa              3,311,250
                                                                                                            --------------
                                                                                                                31,307,813

Colorado (8.6%)
--------------------------------------------------------------------------------------------------------------------------
                     Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          6,935,000    8 3/4s, 11/15/23                                                         Baa1             7,723,856
          2,505,000    8 3/4s, 11/15/23, Prerefunded                                            Aaa              2,852,569
          2,885,000    MBIA, 8 1/2s, 11/15/23                                                   Aaa              3,141,044
            275,000    MBIA, 8 1/2s, 11/15/23, Prerefunded                                      Aaa                300,438
          1,585,000    7 3/4s, 11/15/21                                                         Baa1             1,733,594
            415,000    7 3/4s, 11/15/21, Prerefunded                                            Aaa                462,206
         13,000,000    MBIA, 5.7s, 11/15/25                                                     Aaa             13,780,000
                                                                                                            --------------
                                                                                                                29,993,707

District of Columbia (3.8%)
--------------------------------------------------------------------------------------------------------------------------
         12,450,000  DC G.O. Bonds, Ser. A, 6s, 6/1/26                                          Ba1             13,228,125

Florida (0.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,635,000  Broward Cnty., Resource Recvy. Rev. Bonds
                       (SES Broward Cnty. LP South), 7.95s, 12/1/08                             A3               2,770,623

Hawaii (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  HI State Hsg. Fin. & Dev. Corp. Single Fam.
                       Mtge. Rev. Bonds, Ser. A, FNMA Coll.,
                       5 3/4s, 7/1/30                                                           Aa1              2,075,000

Illinois (8.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                       (United Air Lines, Inc.)
         10,230,000    Ser. 84A, 8.85s, 5/1/18                                                  Baa2            11,176,275
          8,355,000    Ser. C, 8.2s, 5/1/18                                                     Baa2             8,605,650
            300,000  IL Hsg. Dev. Auth. IFB, 10.214s, 2/1/20
                       (acquired 5/28/93, cost $339,825) (RES)                                  Aa1                316,083
         10,000,000  IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds,
                       Ser. 91A, 8 1/4s, 7/1/16                                                 A1              10,662,500
                                                                                                            --------------
                                                                                                                30,760,508

Indiana (3.2%)
--------------------------------------------------------------------------------------------------------------------------
          5,405,000  Fort Wayne, Hosp. Auth. Rev. Bonds
                       (Parkview Hlth. Syst., Inc.), MBIA,
                       4 3/4s, 11/15/28                                                         Aaa              4,945,575
          4,150,000  IN State Dev. Fin. Auth. Rev. Bonds
                       (USX Corp.), 5.6s, 12/1/32                                               Baa2             4,113,688
          2,000,000  Indianapolis Indl. Arpt. Auth. Special Fac.
                       Rev. Bonds (Federal Express Corp.),
                       7.1s, 1/15/17                                                            Baa2             2,242,500
                                                                                                            --------------
                                                                                                                11,301,763

Kentucky (1.5%)
--------------------------------------------------------------------------------------------------------------------------
                     Kenton Cnty., Arpt. Board Special Fac.
                       Rev. Bonds (Delta Airlines, Inc.)
          3,400,000    Ser. A, 7 1/2s, 2/1/20                                                   Baa3             3,693,250
          1,300,000    Ser. B, 7 1/4s, 2/1/22                                                   Baa3             1,407,250
                                                                                                            --------------
                                                                                                                 5,100,500

Louisiana (2.5%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  Port of New Orleans, Indl. Dev. Rev. Bonds
                       (Continental Grain Co.), 7 1/2s, 7/1/13                                  B-               5,754,375
          2,850,000  St. Charles, Parish Poll. Control Rev. Bonds
                       (LA Pwr. & Lt. Co.), 8s, 12/1/14                                         Baa3             2,987,085
                                                                                                            --------------
                                                                                                                 8,741,460

Maryland (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,770,000  MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Ser. E,
                       GNMA Coll., FHA Insd, 6.85s, 5/15/25                                     Aa3              5,163,525

Massachusetts (6.8%)
--------------------------------------------------------------------------------------------------------------------------
          2,900,000  MA State Hlth. & Ed. Fac. Auth. Rev. Bonds
                       (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                       8/15/24                                                                  BB/P             3,465,500
                     MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000    (Residential Dev.), Ser. C, FNMA Coll., 6.9s,
                       11/15/21                                                                 Aaa              4,187,494
         11,280,000    Ser. 53, MBIA, 6.15s, 12/1/29                                            Aaa             11,858,100
          3,000,000  MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                       (Southeastern MA), Ser. A, 9s, 7/1/15                                    BB-/P            3,322,500
          1,000,000  MA State Indl. Fin. Agcy. Rev. Bonds
                       (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                               BBB-/P           1,085,000
                                                                                                            --------------
                                                                                                                23,918,594

Michigan (3.3%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  Detroit, Swr. Disp. Rev. Bonds
                       (Wtr. Supply System), MBIA, 5s, 7/1/25                                   Aaa              8,741,250
          2,500,000  MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                       Ser. A, FSA, 7.55s, 4/1/23                                               Aaa              2,681,250
                                                                                                            --------------
                                                                                                                11,422,500

Minnesota (0.4%)
--------------------------------------------------------------------------------------------------------------------------
          1,250,000  Rochester Hlthcare Fac. IFB (Mayo Foundation),
                       Ser. H, 8.524s, 11/15/15                                                 AA+              1,443,750

Mississippi (1.1%)
--------------------------------------------------------------------------------------------------------------------------
                     Claiborne Cnty., Poll. Control Rev. Bonds
          2,500,000    (Middle South Energy, Inc.), Ser. B, 8 1/4s, 6/1/14                      Ba1              2,580,550
          1,350,000    (Syst. Energy Resources, Inc.), 7.3s, 5/1/25                             BBB-             1,409,171
                                                                                                            --------------
                                                                                                                 3,989,721

Nebraska (0.5%)
--------------------------------------------------------------------------------------------------------------------------
          1,600,000  NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                       Ser. 2, GNMA Coll., 11.835s, 9/10/30                                     Aaa              1,748,000

Nevada (1.8%)
--------------------------------------------------------------------------------------------------------------------------
                     Clark Cnty., Indl. Dev. Rev. Bonds
                       (Southwest Gas Corp.)
          2,750,000    Ser. B, 7 1/2s, 9/1/32                                                   Baa2             3,014,688
          3,000,000    Ser. A, 6 1/2s, 12/1/33                                                  Baa2             3,221,250
                                                                                                            --------------
                                                                                                                 6,235,938

New Hampshire (1.2%)
--------------------------------------------------------------------------------------------------------------------------
                     NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000    (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                           BB/P             2,723,500
          1,250,000    (NH College), 6 3/8s, 1/1/27                                             BBB-             1,306,250
                                                                                                            --------------
                                                                                                                 4,029,750

New Jersey (8.2%)
--------------------------------------------------------------------------------------------------------------------------
          9,000,000  NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                       (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                             BB+              9,798,750
                     NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          3,500,000    (Kimball Med. Ctr.), Ser. C, 8s, 7/1/13                                  Baa3             3,749,375
          2,490,000    (Raritan Bay Med. Ctr.), 7 1/4s, 7/1/14                                  B-/P             2,558,475
         10,000,000  Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                       8.841s, 10/1/29 (acquired 10/28/94,
                       cost $9,750,000) (RES)                                                   Aaa             12,550,000
                                                                                                            --------------
                                                                                                                28,656,600

North Carolina (0.6%)
--------------------------------------------------------------------------------------------------------------------------
          2,000,000  NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                       Ser. B, MBIA, 6s, 1/1/22                                                 Aaa              2,262,500

Ohio (0.7%)
--------------------------------------------------------------------------------------------------------------------------
          2,063,000  OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB,
                       Ser. A-2, GNMA Coll., 10.095s, 3/24/31                                   Aaa              2,292,509

Oklahoma (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  OK Dev. Fin. Auth. Rev. Bonds
                       (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                          Baa2               987,500

Pennsylvania (7.7%)
--------------------------------------------------------------------------------------------------------------------------
          5,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                       (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                       5 5/8s, 8/15/26                                                          Aaa              5,462,500
          7,000,000  Montgomery Cnty., Higher Ed. & Hlth. Auth.
                       Hosp. Rev. Bonds (UTD Hosp.), Ser. B,
                       8 3/8s, 11/1/11                                                          AAA              7,312,130
          3,000,000  PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                       Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                        Baa2             3,416,250
                     PA State Econ. Dev. Fin. Auth. Resource Recvy.
                       Rev. Bonds
          3,000,000    (Colver), Ser. E, 8.05s, 12/1/15                                         BB-/P            3,483,750
          1,000,000    Ser. D, 7.15s, 12/1/18                                                   BBB-             1,117,500
          5,000,000  PA State Higher Ed. Assistance Agcy. Student
                       Loan IFB, AMBAC, 10.103s, 9/1/26                                         Aaa              6,156,250
                                                                                                            --------------
                                                                                                                26,948,380

South Carolina (1.5%)
--------------------------------------------------------------------------------------------------------------------------
          4,500,000  Spartanburg Cnty. Solid Waste Disp. Rev. Bonds
                       (Bayerische Motoren Werke), 7.55s, 11/1/24                               A/P              5,124,375

Texas (13.6%)
--------------------------------------------------------------------------------------------------------------------------
          5,500,000  Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                       (American Airlines, Inc.), 7 1/2s, 12/1/29                               Baa1             5,864,375
                     Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                       (St. Luke's Lutheran Hosp.)
          4,800,000    7.9s, 5/1/18                                                             AAA/P            5,520,000
          2,000,000    7.9s, 5/1/11                                                             AAA/P            2,300,000
         12,000,000    FSA, 6.1s, 11/15/23                                                      Aaa             13,605,000
          4,500,000  Brazos River, Poll. Control Auth. Rev. Bonds
                       (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                            A3               4,843,125
          4,000,000  Dallas-Fort Worth, Regl. Joint Rev. Bonds, Ser. A,
                       FGIC, 6 5/8s, 11/1/21                                                    Aaa              4,215,000
          2,365,000  Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                       Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21                         Ba1              2,418,804
          3,000,000  Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                       Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                           Aa2              3,333,750
          5,000,000  Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                       Rev. Bonds (Southwestern Elec. Pwr. Co.),
                       Ser. A, 8.2s, 8/1/11                                                     A1               5,562,500
                                                                                                            --------------
                                                                                                                47,662,554

Utah (0.3%)
--------------------------------------------------------------------------------------------------------------------------
          1,000,000  Salt Lake City, Hosp. IFB, AMBAC
                       (IHC Hosps. Inc.), 9.971s, 5/15/20
                       (acquired 6/6/97, cost $1,168,906) (RES)                                 Aaa              1,151,250

Virginia (1.0%)
--------------------------------------------------------------------------------------------------------------------------
          3,000,000  Fairfax Cnty., Indl. Dev. Auth. IFB
                       (Fairfax Hosp. Syst.), Ser. C, 10.027s, 8/29/23                          Aaa              3,532,500

Washington (1.9%)
--------------------------------------------------------------------------------------------------------------------------
          4,000,000  Chelan Cnty., Dev. Corp. Rev. Bonds
                       (Poll. Control-Alcoa), 5.85s, 12/1/31                                    A1               4,170,000
          2,250,000  King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                             Aa1              2,525,622
                                                                                                            --------------
                                                                                                                 6,695,622

Wyoming (0.9%)
--------------------------------------------------------------------------------------------------------------------------
          2,925,000  Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                       (FMC Corp.), Ser. A, 7s, 6/1/24                                          Baa2             3,191,906
--------------------------------------------------------------------------------------------------------------------------
                     Total Investments (cost $331,331,635) (b)                                              $  343,227,823
--------------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $349,125,532.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at
      April 30, 1999 for the securities listed. Ratings are generally ascribed to securities at the time of issuance.
      While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1999. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $331,331,635, resulting in gross unrealized appreciation and depreciation of $16,013,773 and $4,117,585, respectively, or net unrealized appreciation of $11,896,188.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1999 was $14,017,333 or 4.0% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1999.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1999.

      The fund had the following industry group concentrations greater than 10% at April 30, 1999 (as a percentage of net assets):

          Health care         21.1%
          Transportation      20.7
          Utilities           19.9
          Housing             11.7

      The fund had the following insurance concentration greater than 10% at April 30, 1999 (as a percentage of net assets):

          MBIA                14.6%

-------------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1999

                                     Aggregate Face     Expiration  Unrealized
                         Total Value     Value             Date    Appreciation
-------------------------------------------------------------------------------
Muni Bond Index (long)   $4,804,313    $4,796,397         Jun-99       $7,916
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1999
Assets
-----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $331,331,635) (Note 1)                                            $343,227,823
-----------------------------------------------------------------------------------------------
Interest receivable                                                                   7,640,917
-----------------------------------------------------------------------------------------------
Receivable for securities sold                                                          450,000
-----------------------------------------------------------------------------------------------
Total assets                                                                        351,318,740

Liabilities
-----------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                        187,156
-----------------------------------------------------------------------------------------------
Payable for variation margin                                                             49,969
-----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                 1,219,800
-----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                            612,583
-----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               21,745
-----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                            12,135
-----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              2,077
-----------------------------------------------------------------------------------------------
Other accrued expenses                                                                   87,743
-----------------------------------------------------------------------------------------------
Total liabilities                                                                     2,193,208
-----------------------------------------------------------------------------------------------
Net assets                                                                         $349,125,532

Represented by
-----------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued
and outstanding at $50,000 per share) (Note 4)                                      $40,000,000
-----------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares (3,240 shares
issued and outstanding at $25,000 per share) (Note 4)                                81,000,000
-----------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)             225,201,187
-----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            141,277
-----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                                (9,121,036)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           11,904,104
-----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                         $349,125,532

Computation of net asset value
-----------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                      $121,000,000
-----------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                           94,066
-----------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred
shares -- liquidation preference                                                   $121,094,066
-----------------------------------------------------------------------------------------------
Net assets available to common shares                                              $228,031,466
-----------------------------------------------------------------------------------------------
Net asset value per common share
($228,031,466 divided by 16,157,092 shares)                                              $14.11
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended April 30, 1999
Tax exempt interest income:                                                         $22,415,988
-----------------------------------------------------------------------------------------------

Expenses:
-----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                      2,458,678
-----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                          273,642
-----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                         9,737
-----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                          6,343
-----------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                              571
-----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  20,390
-----------------------------------------------------------------------------------------------
Registration fees                                                                            75
-----------------------------------------------------------------------------------------------
Auditing                                                                                 29,566
-----------------------------------------------------------------------------------------------
Legal                                                                                    17,116
-----------------------------------------------------------------------------------------------
Postage                                                                                  22,512
-----------------------------------------------------------------------------------------------
Exchange listing fees                                                                    24,260
-----------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                  358,389
-----------------------------------------------------------------------------------------------
Other                                                                                    26,587
-----------------------------------------------------------------------------------------------
Total expenses                                                                        3,247,866
-----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (25,949)
-----------------------------------------------------------------------------------------------
Net expenses                                                                          3,221,917
-----------------------------------------------------------------------------------------------
Net investment income                                                                19,194,071
-----------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                       (722,659)
-----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         154,866
-----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                1,251,126
-----------------------------------------------------------------------------------------------
Net gain on investments                                                                 683,333
-----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                $19,877,404
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                      Year ended April 30
                                                                                -------------------------------
                                                                                           1999            1998
---------------------------------------------------------------------------------------------------------------
Increase in net assets
---------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------
Net investment income                                                               $19,194,071     $18,777,182
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                                (567,793)        706,599
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            1,251,126       7,410,481
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 19,877,404      26,894,262

Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                           (4,108,842)     (3,723,124)
---------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares of
$94,066 and $96,746 respectively)                                                    15,768,562      23,171,138
---------------------------------------------------------------------------------------------------------------

Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------
From net investment income                                                          (14,681,450)    (14,961,504)
---------------------------------------------------------------------------------------------------------------
Increase from capital share transactions                                                     --      81,000,000
---------------------------------------------------------------------------------------------------------------
Remarketed preferred share offering costs (Note 4)                                           --      (1,179,044)
---------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                          1,087,112      88,030,590

Net assets
---------------------------------------------------------------------------------------------------------------
Beginning of year                                                                   348,038,420     260,007,830
---------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $141,277 and $263,547, respectively)                                     $349,125,532    $348,038,420
---------------------------------------------------------------------------------------------------------------

Number of fund shares
---------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                               16,157,092      16,157,092
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning of year                              4,040             800
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares issued (Note 4)                                                  --           3,240
---------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at end of year                                    4,040           4,040
---------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended April 30
------------------------------------------------------------------------------------------------------------------------------------
                                                     1999             1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                                    $14.05           $13.61           $13.50           $13.23           $13.57
------------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.19             1.16              .99              .99             1.02
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .03              .51              .20              .36             (.16)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.22             1.67             1.19             1.35              .86
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net investment income:
------------------------------------------------------------------------------------------------------------------------------------
To preferred shareholders                            (.25)            (.23)(d)         (.09)            (.09)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                               (.91)            (.93)            (.96)            (.99)            (.99)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --             (.03)              --               --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gains on investments
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.09)
------------------------------------------------------------------------------------------------------------------------------------
In excess of capital gains:
------------------------------------------------------------------------------------------------------------------------------------
To common shareholders                                 --               --               --               --             (.03)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions:                                (1.16)           (1.16)           (1.08)           (1.08)           (1.19)
------------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                         --             (.07)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Common share offering costs                            --               --               --               --             (.01)(e)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                                    $14.11           $14.05           $13.61           $13.50           $13.23
------------------------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                                   $14.750          $13.812          $13.875          $13.625          $12.250
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total return, at market value
(common shares) (%)(a)                              13.57             6.13             9.24            19.64             5.82
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund)
(in thousands)                                   $349,126         $348,038         $260,008         $258,119         $253,785
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)                         1.42             1.30             1.08             1.05              .95
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                         6.58             6.64             6.60             6.54             6.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                         10.18            26.37            20.52            49.97            59.13
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter, include amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(d) Series B and C preferred shares were issued on July 7, 1997.

(e) Adjustments of the original offering costs to reflect actual costs incurred.




Notes to financial statements
April 30, 1999

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax, consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the Fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 1999, the fund had a capital loss carryover of approximately $7,351,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover            Expiration
--------------          --------------
   $2,644,000           April 30, 2003
    4,581,000           April 30, 2004
      126,000           April 30, 2007

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for Series B and
C. The applicable dividend rate for the remarketed preferred shares on April 30, 1999 was Series A 3.21%, Series B 3.70%, and Series C 3.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, unrealized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1999, the fund reclassified $1,045 to increase undistributed net investment income and $7 to decrease paid-in-capital, with an increase to accumulated net realized losses of $1,038. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield to maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $31,878. The expenses have been fully amortized on a projected net asset basis over a five-year period as of April 30, 1999.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services and administrative services is paid quarterly based on the average net assets of the fund, including amounts attributable to any preferred shares that may be outstanding. Such fees in the aggregate are based on the annual rate of 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 1999, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1999, fund expenses were reduced by $25,949 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $510 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1999, purchases and sales of investment securities other than short-term investments aggregated $18,217,358 and $17,386,575, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

On July 7, 1997, the fund issued 1,620 Series B and 1,620 Series C remarketed preferred shares. Proceeds to the fund, before underwriting expenses of $810,000 and offering expenses of $369,044, amounted to $81,000,000. Such offering expenses and the fund underwriting expenditures were paid initially by Putnam Management, and the fund reimbursed Putnam Management for such costs. Theses expenses were charged against net assets of the fund available to common shareholders.

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1999, no such restrictions have been placed on the fund.



Federal tax information
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2000 will show the tax status of all distributions paid to your account in calendar 1999.



Results of October 1, 1998 shareholder meeting
(Unaudited)


An annual meeting of shareholders of the fund was held on October 1, 1998. At the meeting, each of the nominees for Trustees was elected, as follows:

                                Common Shares             Preferred Shares
                                            Votes                      Votes
                             Votes for     withheld     Votes for     withheld

Jameson Adkins Baxter       11,395,902      230,376       3,160          0
Hans H. Estin               11,383,770      242,508       3,160          0
John A. Hill                        --           --       3,160          0
Ronald J. Jackson           11,396,075      230,203       3,160          0
Paul L. Joskow              11,392,703      233,575       3,160          0
Elizabeth T. Kennan         11,383,845      242,433       3,160          0
Lawrence J. Lasser          11,398,822      227,456       3,160          0
John H. Mullin III          11,397,177      229,101       3,160          0
Robert E. Patterson                 --           --       3,160          0
Donald S. Perkins           11,381,482      244,796       3,160          0
William F. Pounds           11,380,372      245,906       3,160          0
George Putnam               11,385,841      240,437       3,160          0
George Putnam, III          11,388,192      238,086       3,160          0
A.J.C. Smith                11,394,370      231,908       3,160          0
W. Thomas Stephens          11,396,686      229,592       3,160          0
W. Nicholas Thorndike       11,391,737      234,541       3,160          0

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of your fund was approved as follows:

Common Shares - 11,330,609 votes for, and 59,339 votes against, with 236,330 abstentions.

Preferred Shares - 3,138 votes for, and 22 votes against.

A proposal to approve an amendment to the fund's fundamental investment restriction with respect to making loans was approved as follows:

Common Shares - 8,391,535 votes for, and 723,668 votes against, with 2,511,075 abstentions and broker non-votes.

Preferred Shares - 2,487 votes for, and 353 votes against, with 320 abstentions.



Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminv.com


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